UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022

Harbor Custom Development, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11505 Burnham Dr., Suite 301

Gig Harbor, Washington 98332

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (253) 649-0636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HCDI	The Nasdaq Stock Market LLC
Series A Cumulative Convertible Preferred Stock	HCDIP	The Nasdaq Stock Market LLC
Warrants	HCDIW	The Nasdaq Stock Market LLC
Warrants	HCDIZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Loan Agreement

On March 7, 2022, Harbor Custom Development, Inc., a Washington corporation (the “Company”), entered into a loan agreement (the “Loan Agreement”) with BankUnited, N.A., a national banking association (the “Lender”), pursuant to which the Company requested the Lender to establish a $25,000,000 revolving credit facility in favor of the Company (the “Secured Revolving Line of Credit”) and Lender agreed to establish the Secured Revolving Line of Credit in favor of Company on the following terms:

●	Committed Amount – $25,000,000 to be used for general working capital needs, including real estate investments
●	Applicable Interest Rate – Secured Overnight Financing Rate (SOFR) plus 4.75%
●	Maturity Date – March 7, 2024
●	Optional Extension to Maturity Date – March 7, 2025
●	Loan secured in favor of Lender with a junior lien security interest by all Company assets in the event of default
●	Monthly interest payments only until Maturity Date
●	No prepayment penalty
●	Piper Sandler acted as the Company’s financial advisor and received a 3% fee for the transaction

The foregoing description of the Loan Agreement is qualified in its entirety by reference to the Loan Agreement, a copy of which is attached hereto as Exhibit 1.1 and is hereby incorporated by reference into this Item 1.01.

Security Agreement

In connection with the Loan Agreement, the Company entered into a Security Agreement on March 7, 2022 (the “Security Agreement”). The Security Agreement sets forth the terms of collection of the debt in the event of a default as defined in the aforementioned Loan Agreement.

The foregoing description of the Security Agreement is qualified in its entirety by reference to the Security Agreement, a copy of which is attached hereto as Exhibit 1.2 and is hereby incorporated by reference into this Item 1.01.

Revolving Line of Credit Promissory Note

In connection with the Loan Agreement, the Company entered into a Revolving Line of Credit Promissory Note on March 7, 2022 (the “Promissory Note”). The Promissory Note sets forth the terms of repayment of the loan as described in the aforementioned Loan Agreement.

The foregoing description of the Revolving Line of Credit Promissory Note is qualified in its entirety by reference to the Revolving Line of Credit Promissory Note, a copy of which is attached hereto as Exhibit 1.3 and is hereby incorporated by reference into this Item 1.01.

Item 8.01. Other Events.

On March 9, 2022, the Company issued a press release announcing the closing of the Secured Revolving Line of Credit with BankUnited, N.A. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
1.1	Loan Agreement, dated March 7, 2022, by and between Harbor Custom Development, Inc. and BankUnited, N.A.
1.2	Security Agreement, dated March 7, 2022, by and between Harbor Custom Development, Inc. and BankUnited, N.A.
1.3	Revolving Line of Credit Promissory Note, dated March 7, 2022, by Harbor Custom Development, Inc.
99.1	Press Release of Harbor Custom Development, Inc., dated March 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2022	Harbor Custom Development, Inc.

	By:	/s/ Jeff Habersetzer
Jeff Habersetzer
Chief Operating Officer, Secretary, and General Counsel